SCUDDER
                                                                     INVESTMENTS


Scudder Money Market Series

Institutional Shares

Supplement to Prospectus Dated October 1, 2002

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The following replaces the fee and expense information shown for the fund under
How Much Investors Pay:

The fund has no sales charges or other shareholder fees. The fund does have annual operating expenses and as a shareholder you pay them indirectly.

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Fee Table                                                 Institutional Shares
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Shareholder Fees, paid directly from your investment              None
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Annual Operating Expenses, deducted from fund assets
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Management  Fee                                                  0.25%
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Distribution (12b-1) Fee                                          None
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Other Expenses*                                                   0.10
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Total Annual Operating Expenses*+                                 0.35
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*  Restated to reflect maximum annual estimated costs. Through September 30,
   2003, the fund pays certain of these expenses at a fixed rate administrative fee of 0.10% for the Institutional Shares, pursuant to an Administrative Services Agreement ("Agreement") between the fund and the Advisor. Under this Agreement, in exchange for the payment of the administrative fee, the Advisor provides or pays others to provide substantially all of the administrative services required by this class of shares (other than those provided by the Advisor under its investment management agreement with the fund). Effective September 30, 2003, this Agreement will terminate. Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.15% for the Institutional Shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, and trustee and trustee counsel fees.

   Through September 30, 2003, Other Expenses and Total Annual Operating Expenses are estimated to be as shown in the table. After September 30, 2003, Other Expenses are estimated to be 0.03% (annualized) and, after giving effect to the waiver, Total Annual Operating Expenses are estimated to be 0.15% (annualized).

+ The advisor has voluntarily agreed to reduce its management fee by 0.15% and its administrative fee by 0.05%. This voluntary expense waiver may be changed at any time at the option of the advisor.

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Based on the costs above, this example helps you compare the expenses of the fund's Institutional Shares to those of other mutual funds. This example assumes the expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

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Example                    1 Year        3 Years        5 Years       10 Years
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                            $36            $113          $197           $443
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February 5, 2003